GOODWILL AND OTHER INTANGIBLE ASSETS - Estimated Amortization Expense for Intangibles (Details) - USD ($) $ in Thousands	Dec. 29, 2018	Dec. 30, 2017
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity
2019	$ 6,908
2020	5,802
2021	5,503
2022	5,119
2023	3,800
Thereafter	14,354
Finite-Lived Intangible Assets, Net, Total	$ 41,486	$ 34,910